EXHIBIT 23.02

                       ARTHUR ANDERSEN LLP



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 13, 1998, included in Alta Gold Co.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP

April 27, 1998
Las Vegas, Nevada